UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2017

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e -4(c))

Item 8.01. Other Events

Lamperd  Less Lethal First Quarter 2017 Results Exceed All of 2016 Total Year Revenue

Increasing Market Demand for Advanced Security Products Continue to Bring New Customers and Increasing Purchase Order Values

SARNIA, ON--(Market wired - May 15, 2017) - Lamperd Less Lethal, Inc. (OTC: LLLI)  has reported the company's first quarter results which include sales revenues of over $136,900.00 for the three months ending March 31, 2017.  The first quarter revenue figure actually exceeds the company's full year revenue total for all of 2016 by nearly 60%.  The significant improvements in recent revenues are a result of growing interest in Lamperd products from new distributors serving law enforcement, military and private security customers.  A strong interest is currently increasing in Lamperd's lines of crowd control products to deal with civil protests and other high tension situations in many different countries.

About the Company

Lamperd Less Lethal, Inc. (LLLI) is a developer, manufacturer and international sales company for advanced less lethal weapons, ammunition and other security products marketed to police, correctional, military and private security forces. The company sells over 300 different products including small & large caliber projectile guns, flash grenades, pepper spray grenades, 37mm & 40mm launching systems and interlocking riot shields. Lamperd also offers advisory services and hands-on training classes run by highly accredited instructors.

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

Safe Harbor for Forward-Looking Statements:

This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact:

Lamperd Less Lethal, Inc.

Barry Lamperd, President & CEO

(519) 344-4445

www.lllico.com or www.lamperdlesslethal.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: May 15, 2017	By:	/s/ Barry Lamperd
Barry Lamperd
President

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